SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): April 18, 2001


                                  iVillage Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                   000-25469                  13-3845162
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       (State or other             (Commission File           (IRS Employer
       jurisdiction of                 Number)              Identification No.)
        organization)





500-512 Seventh Avenue, New York, New York                          10018
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000

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          (Former name or former address if changed since last report)

Item 5.           Other Events

                  On April 18, 2001, iVillage Inc. ("iVillage") issued a press release reaffirming its previously issued guidance for first quarter 2001 revenues and announcing a reduction in its workforce. A copy of iVillage's press release announcing these events is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  99.1 Press Release dated April 18, 2001 regarding iVillage Inc.'s reaffirmation of its previously issued guidance for first quarter 2001 revenues and announcement of a reduction in its workforce.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                iVillage Inc.
                                                (Registrant)

         Date:  April 19, 2001                  By:  /s/ Scott Levine
                                                     --------------------------
                                                     Scott Levine
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


Exhibits
--------
99.1 Press Release dated April 18, 2001 regarding iVillage Inc.'s reaffirmation of its previously issued guidance for first quarter 2001 revenues and announcement of a reduction in its workforce.